UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5011

Name of Fund: CMA Massachusetts Municipal Money Fund of CMA Multi-State
              Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA
        Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                        CMA Massachusetts
                        Municipal Money Fund

Semi-Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

CMA Massachusetts Municipal Money Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Kevin A. Schiatta, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).


2       CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

The Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, the short end of the yield curve remained relatively flat and it became increasingly difficult to find attractive income opportunities. Through September 30, 2003, both the Bond Market Association (BMA) Index and the one-year Municipal Market Data (MMD) Index averaged 1.03% for the year. Rates on the BMA Index, which measures the shortest end of the yield curve, averaged .85% during the third quarter versus 1.16% in the second quarter. Rates on the one-year MMD Index averaged .98% in the third quarter, just below the second quarter average of 1%.

Against this backdrop, our portfolio managers continued to work diligently to maximize tax-exempt returns consistent with the preservation of capital. With that said, remember also that the advice and guidance of a skilled financial advisor often can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                            Sincerely,


                                            /s/ Terry K. Glenn

                                            Terry K. Glenn
                                            President and Trustee


        CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003     3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      With interest rates low and expected to remain that way for some time, we looked increasingly to the higher yields offered by fixed rate notes during the period.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of .41%.* As of September 30, 2003, the Fund's seven-day yield was .39%.

The Federal Reserve Board cut the Federal Funds rate once more during the six-month period, sending interest rates to their lowest levels in almost 50 years. Despite indications that the economy was strengthening gradually, the Federal Reserve Board emphasized its concern that deflation was a bigger threat to the economy than inflation and reassured investors that it planned to keep short-term interest rates low until consistent growth in the economy and employment was evident.

The expectation for a stable short-term interest rate environment created a strong demand for fixed rate notes with maturities of six months - one year. This caused yields on these notes to fall later in the period and somewhat flattened the yield curve when compared to variable rate demand securities. However, our aggressive pursuit of fixed rate notes earlier in the period enabled us to lock in a favorable spread above variable rate securities. This strategy enhanced the performance of the Fund during the six-month period.

Describe conditions in the Commonwealth of Massachusetts during the period.

Economic growth in Massachusetts was anemic during the period with no real stabilization in the job market. Businesses remained hesitant to hire and invest given the uncertain macroeconomic environment. Key high-paying industries continued to cut workers, which has weighed on income growth while negatively impacting consumer spending in the Commonwealth.

How did you manage the Fund during the period?

With the expectation that short-term interest rates would remain stable for the foreseeable future, we were able to take advantage of the additional yield that fixed rate notes offered over variable rate securities. We sought to preserve the Fund's weighting in fixed rate notes at approximately 24% of total assets. As maturing notes rolled off the portfolio, we sought to buy new securities whenever possible, ultimately extending the Fund's average life from 35 days at the beginning of the period to the 55-day range by the end of the period.

As interest rates continued their decline throughout the period, we generally reinvested at lower rates, which put downward pressure on the Fund's yield. Nevertheless, this investment approach allowed us to maintain an overweighting in fixed rate securities relative to the 21% average of funds in our iMoneyNet, Inc. category, while at the same time increasing the portfolio's average life from the 40-day range to the 50-day range. We believe this overweighting in fixed rate securities can help stabilize the Fund's yield and reduce the volatility that comes from holding large positions in variable rate demand notes.

How would you characterize the portfolio's position at the close of the period?

We continue to take a neutral approach to the Massachusetts short-term municipal market while taking advantage of opportunities to buy longer-dated fixed notes, when available, to provide shareholders with added yield. We believe this strategy can help extend the Fund's average life and bring it to the upper range of our investment strategy.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


4       CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003

In the months ahead, we will continue to monitor developments in the national and Massachusetts economies, maintaining our basic investment strategy while shifting the Fund's allocation between fixed and variable rate notes in what we believe are the best interests of our shareholders. We also will keep a watchful eye on the Federal Reserve Board's monetary policy. Although we do not expect any meaningful shift in interest rates until the middle of 2004 at the earliest, we will be ready to respond with changes to our investment approach as needed.

Kevin A. Schiatta
Vice President and Portfolio Manager

October 9, 2003


        CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003     5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                           Face
State                     Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Massachusetts--98.2%     $ 6,000      Blackstone Valley, Massachusetts, Vocational Regional School District, GO, BAN,
                                      1.75% due 7/15/2004 ...............................................................  $  6,035
                             925      Boston, Massachusetts, Industrial Financing Authority, IDR (Acme Bookbinding Co.),
                                      AMT, VRDN, 1.10% due 9/01/2006 (a) ................................................       925
                           5,000      Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, FLOATS, VRDN,
                                      Series SG-75, 1.06% due 11/01/2019 (a) ............................................     5,000
                           5,500      Bridgewater, Massachusetts, GO, RAN, 2% due 5/25/2004 .............................     5,532
                                      Clipper Tax-Exempt Trust, VRDN, COP (a):
                           5,320            Series 1998-8, 1.13% due 7/20/2007 ..........................................     5,320
                           4,520            Series 2000-2, 1.15% due 1/01/2008 ..........................................     4,533
                           5,630      Eagle Tax-Exempt Trust, Massachusetts, Water Revenue Bonds, VRDN, Series 2103,
                                      1.08% due 12/01/2015 (a) ..........................................................     5,630
                           2,268      Essex, Massachusetts, GO, BAN, 2.25% due 12/19/2003 ...............................     2,273
                                      Haverhill, Massachusetts, GO, BAN:
                           1,703            3% due 12/05/2003 ...........................................................     1,708
                           8,000            3% due 4/16/2004 ............................................................     8,073
                           5,000      Hull, Massachusetts, GO, BAN, 1.75% due 7/15/2004 .................................     5,029
                           2,500      Lynn, Massachusetts, GO, Refunding, BAN, 2.25% due 1/23/2004 ......................     2,507
                           3,000      Massachusetts Bay Transportation Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                                      Series 431, 1.08% due 3/01/2019 (a) ...............................................     3,000
                           2,750      Massachusetts State Development Finance Agency, Assisted Living Facility Revenue
                                      Refunding Bonds (Whalers Cove Project), VRDN, AMT, Series A, 1.11% due 9/01/2034 (a)    2,750
                                      Massachusetts State Development Finance Agency, IDR, VRDN, AMT (a):
                           3,500            (Cell Signaling Technology), 1.10% due 12/01/2010 ...........................     3,500
                           2,845            (Cleveland Motion Controls), 1.25% due 6/01/2021 ............................     2,845
                           4,000            (Concord Foods Issue), 1.10% due 4/01/2021 ..................................     4,000
                           2,300            (Seafood Services Inc. Project), Series A, 1.10% due 12/01/2023 .............     2,300
                           4,320            (V&S Taunton Galvanizing), 1.25% due 12/01/2023 .............................     4,320
                           1,405            (Ward Hill Central Products Inc.), 1.25% due 8/01/2016 ......................     1,405
                                      Massachusetts State Development Finance Agency Revenue Bonds, VRDN (a):
                           9,045            (Bancroft School Issue), 1.08% due 9/01/2031 ................................     9,045
                           5,000            (Boston College HS Issue), 1.08% due 8/01/2033 ..............................     5,000
                           8,000            (Draper Laboratory Issue), 1.10% due 6/01/2030 (b) ..........................     8,000
                           2,100            (Fiba Technologies), AMT, 1.10% due 5/01/2023 ...............................     2,100
                           4,810            (New Bedford Waste Services), AMT, 1.20% due 6/01/2021 ......................     4,810
                           2,000            (New Jewish High School Project), 1.08% due 6/01/2032 .......................     2,000
                           3,300            (Saint Peter--Marian Issue), 1.10% due 10/01/2032 ...........................     3,300
                           3,100            (Ursuline Academy Dedham), 1.05% due 5/01/2032 ..............................     3,100
                           1,000            (Walnut Hill School District), 1.05% due 7/01/2032 ..........................     1,000
                           7,500            (Worcester Academy Issue), 1.08% due 10/01/2030 .............................     7,500
                           5,475            (Worcester YMCA Issue), 1.10% due 1/01/2031 .................................     5,475
                           3,500            (Xinetics Issue), AMT, 1.10% due 6/01/2021 ..................................     3,500
                                      Massachusetts State Development Finance Agency, Revenue Refunding Bonds, VRDN (a):
                           2,300            (Brandon Residential Treatment Center), 1.08% due 4/01/2028 .................     2,300
                           7,055            (Clark University), 1.05% due 10/01/2030 (c) ................................     7,055
                           3,935            (Gordon College), 1.08% due 9/01/2032 .......................................     3,935
                           4,000            (Marine Biological Lab), 1.08% due 2/01/2030 ................................     4,000
                          10,000            (Phillips Academy), 1.05% due 9/01/2033 .....................................    10,000
                           3,500      Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue Bonds
                                      (Newark Group Project), VRDN, AMT, Series A, 1.10% due 7/01/2031 (a) ..............     3,500

Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
COP       Certificates of Participation
CP        Commercial Paper
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
PUTTERS   Puttable Tax-Exempt Receipts
RAN       Revenue Anticipation Notes
ROCS      Reset Option Certificates
SAAN      Student Aid Anticipation Notes
VRDN      Variable Rate Demand Notes


6       CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                           Face
State                     Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Massachusetts            $12,000      Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue
(continued)                           Refunding Bonds (Newark Group Project), VRDN, AMT, Series A, 1.10%
                                      due 7/01/2028 (a) .................................................................  $ 12,000
                           3,255      Massachusetts State FLOATS, VRDN, Series SG-126, 1.06% due 8/01/2018 (a) ..........     3,255
                                      Massachusetts State, GO, Refunding, VRDN (a):
                           1,456            FLOATS, Series 716D, 1.08% due 8/01/2018 (b) ................................     1,456
                           6,885            PUTTERS, Series 338, 1.05% due 11/01/2017 (b) ...............................     6,885
                           6,540            PUTTERS, Series 340, 1.05% due 1/01/2017 (b) ................................     6,540
                           4,995            ROCS, Series II-R-180, 1.08% due 11/01/2015 (d) .............................     4,995
                                      Massachusetts State, GO, VRDN (a):
                           4,700            (Central Artery), Series A, 1.15% due 12/01/2030 ............................     4,700
                             900            (Central Artery), Series B, 1.15% due 12/01/2030 ............................       900
                           2,790            Series O, 1.10% due 11/01/2014 ..............................................     2,790
                                      Massachusetts State Health and Educational Facilities Authority Revenue Bonds,
                                      VRDN (a):
                           4,705            (Becker College), Series A-1, 1.10% due 7/01/2028 ...........................     4,705
                           1,100            (Capital Asset Program), Series E, 1.10% due 1/01/2035 ......................     1,100
                           9,325            (Sherrill House Inc.), Series A-1, 1.05% due 1/01/2032 ......................     9,325
                           7,860      Massachusetts State Health and Educational Facilities Authority, Revenue Refunding
                                      Bonds (The Boston Home Inc.), VRDN, Series B, 1.08% due 6/01/2032 (a) .............     7,860
                           1,955      Massachusetts State Industrial Finance Agency, IDR (Hi-Tech Mold & Tool), VRDN,
                                      1.10% due 6/01/2018 (a) ...........................................................     1,955
                                      Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds, VRDN,
                                      AMT (a):
                           2,310            (AFC Cable Systems Inc. Issue), 1.10% due 7/01/2016 .........................     2,310
                           1,800            (BBB Esquire LLC), 1.10% due 12/01/2016 .....................................     1,800
                           3,400            (Bodwell Project), 1.10% due 7/01/2017 ......................................     3,400
                           4,100            (Constitution Project), 1.10% due 6/01/2018 .................................     4,100
                           1,735            (Garlock Printing Corp.), 1.10% due 12/01/2017 ..............................     1,735
                           2,730            (Gem Group Inc. Issue), 1.10% due 7/01/2016 .................................     2,730
                           2,300            (Hazen Paper Company), 1.10% due 3/01/2008 ..................................     2,300
                           1,825            (Insco Corporation Issue), 1.10% due 9/01/2008 ..............................     1,825
                           1,770            (Lavigne), 1.10% due 8/01/2008 ..............................................     1,770
                           2,100            (Mercer Paper Tube Corp.), 1.22% due 11/01/2011 .............................     2,100
                           2,100            (OCT Co. Inc. Project), 1.10% due 12/01/2017 ................................     2,100
                           2,300            (Tamasi Family Issue), 1.20% due 5/01/2013 ..................................     2,300
                             543            (Techprint/Techgraphics), 1.20% due 6/01/2017 ...............................       543
                           2,300            (Telcom USA Inc. Issue), 1.10% due 8/01/2016 ................................     2,300
                           1,730            (Valkyrie Co. Inc.), 1.10% due 5/01/2013 ....................................     1,730
                             800            (WBC Extrusion Products Issue), 1.10% due 4/01/2006 .........................       800
                           2,240      Massachusetts State Industrial Finance Agency, Industrial Revenue Refunding Bonds
                                      (New England Biolabs), VRDN, AMT, 1.10% due 3/01/2016 (a) .........................     2,240
                           1,555      Massachusetts State Industrial Finance Agency Revenue Bonds (Heritage at Dartmouth),
                                      VRDN, AMT, 1.10% due 12/01/2028 (a) ...............................................     1,555
                                      Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds, VRDN (a):
                             485            (Easy Day Realty Trust Project), Series A, 1.05% due 7/01/2006 ..............       485
                           5,000            (Lightolier Inc. Project), 1.05% due 7/29/2010 ..............................     5,000
                           2,680            (Mount Ida College Issue), 1.08% due 12/01/2027 .............................     2,680
                                      Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue Bonds
                                      (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
                           1,680            1.10% due 1/01/2011 .........................................................     1,680
                           2,055            1.10% due 6/01/2013 .........................................................     2,055


        CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003     7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                           Face
State                     Amount                                      Municipal Bonds                                        Value
===================================================================================================================================
Massachusetts            $ 2,000      Massachusetts State Port Authority Revenue Bonds, CP, Series B, 0.90%
(concluded)                           due 11/12/2003 ....................................................................  $  2,000
                                      Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue Bonds,
                                      FLOATS, VRDN (a):
                           9,000            Series SG-124, 1.06% due 1/01/2029 ..........................................     9,000
                           9,600            Refunding, VRDN, Series 334, 1.08% due 1/01/2037 (b) ........................     9,600
                           4,446      Massachusetts State Water Resources Authority Revenue Refunding Bonds, FLOATS, VRDN,
                                      Series 742D, 1.13% due 8/01/2019 (a)(e) ...........................................     4,446
                             340      Municipal Security Trust Certificates Revenue Bonds, AMT, Series 2001-155, VRDN,
                                      Class A, 1.18% due 4/28/2016 (a)(c) ...............................................       340
                           7,000      Nashoba, Massachusetts, Regional School District, GO, BAN, 3% due 12/04/2003 ......     7,014
                                      New Bedford, Massachusetts, GO, BAN:
                           4,250            1.75% due 6/25/2004 .........................................................     4,276
                           2,500            1.75% due 6/25/2004 .........................................................     2,513
                           7,500      Norwell, Massachusetts, GO, BAN, 2.25% due 2/20/2004 ..............................     7,531
                           2,000      Pembroke, Massachusetts, GO, BAN, 2% due 8/05/2004 ................................     2,016
                           5,000      Quincy, Massachusetts, GO, RAN, 1.50% due 5/14/2004 ...............................     5,013
                                      Springfield, Massachusetts, GO, BAN:
                          10,000            3% due 6/18/2004 ............................................................    10,131
                           9,000            2.50% due 7/08/2004 .........................................................     9,089
                           8,725      University of Massachusetts, Building Authority, Project Revenue Refunding Bonds,
                                      ROCS, VRDN, Series II R-4522, 0.99% due 11/01/2020 (a)(c) .........................     8,725
                           7,000      Wachusett, Massachusetts, Regional School District, GO, RAN, 1.50% due 6/30/2004 ..     7,024
                           1,700      Westfield, Massachusetts, GO, SAAN, 1.75% due 3/17/2004 ...........................     1,706
                           8,000      Worcester, Massachusetts, GO, BAN, 2% due 8/31/2004 ...............................     8,063
===================================================================================================================================
Puerto Rico--1.5%          5,912      Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS,
                                      Series 747D, 1.08% due 7/01/2017 (a)(f) ...........................................     5,912
===================================================================================================================================
                                      Total Investments (Cost--$384,708*)--99.7% ........................................   384,708

                                      Other Assets Less Liabilities--0.3% ...............................................     1,293
                                                                                                                           --------
                                      Net Assets--100.0% ................................................................  $386,001
                                                                                                                           ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.
(b)   MBIA Insured.
(c)   AMBAC Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
(f)   CIFG Insured
*     Cost for Federal income tax purposes.

      See Notes to Financial Statements.


8       CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003

Statement of Assets and Liabilities

As of September 30, 2003

==========================================================================================================
Assets
----------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost -- $384,707,730)                    $384,707,730
                   Cash ..................................................                         165,842
                   Receivables:
                      Interest ...........................................     $1,094,315
                      Beneficial interest sold ...........................        165,795        1,260,110
                                                                               ----------
                   Prepaid registration fees and other assets ............                          19,339
                                                                                              ------------
                   Total assets ..........................................                     386,153,021
                                                                                              ------------
==========================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor ........................................        106,530
                      Other affiliates ...................................         23,980
                      Investment adviser .................................         21,371
                                                                               ----------
                   Total liabilities .....................................                         151,881
                                                                                              ------------
                   Net Assets ............................................                    $386,001,140
                                                                                              ============
==========================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------
                   Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ................                   $ 38,598,159
                   Paid-in capital in excess of par ......................                     347,383,328
                   Undistributed realized capital gains -- net ...........                          19,653
                                                                                              ------------
                   Net Assets -- Equivalent to $1.00 per share
                     based on 385,981,585 shares of beneficial
                     interest outstanding ................................                    $386,001,140
                                                                                              ============

      See Notes to Financial Statements.


        CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003     9

[LOGO] Merrill Lynch Investment Managers


Statement of Operations

For the Six Months Ended September 30, 2003

=========================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------
                   Interest and amortization of premium and discount earned                    $2,247,585

=========================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------
                   Investment advisory fees ...............................     $1,006,734
                   Distribution fees ......................................        249,966
                   Accounting services ....................................         44,375
                   Professional fees ......................................         38,009
                   Transfer agent fees ....................................         25,390
                   Registration fees ......................................         14,144
                   Printing and shareholder reports .......................         10,006
                   Custodian fees .........................................          7,421
                   Pricing fees ...........................................          6,014
                   Trustees' fees and expenses ............................          1,808
                   Other ..................................................          6,411
                                                                                ----------
                   Total expenses .........................................                     1,410,278
                                                                                               ----------
                   Investment income -- net ...............................                       837,307
                                                                                               ----------
                   Net Increase in Net Assets Resulting from Operations ...                    $  837,307
                                                                                               ==========

      See Notes to Financial Statements.


10      CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                                   For the Six           For the
                                                                                                  Months Ended         Year Ended
                                                                                                  September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                    2003                 2003
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income -- net ...............................................     $       837,307     $     3,346,993
                   Realized gain on investments -- net ....................................                  --              20,803
                                                                                                -----------------------------------
                   Net increase in net assets resulting from operations ...................             837,307           3,367,796
                                                                                                -----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income -- net ...............................................            (837,307)         (3,347,797)
                                                                                                -----------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                   Net proceeds from sale of shares .......................................         782,543,720       1,390,362,656
                   Value of shares issued to shareholders in reinvestment of dividends ....             837,602           3,347,691
                                                                                                -----------------------------------
                                                                                                    783,381,322       1,393,710,347
                   Cost of shares redeemed ................................................        (818,998,449)     (1,423,400,124)
                                                                                                -----------------------------------
                   Net decrease in net assets derived from beneficial interest transactions         (35,617,127)        (29,689,777)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets ...........................................         (35,617,127)        (29,669,778)
                   Beginning of period ....................................................         421,618,267         451,288,045
                                                                                                -----------------------------------
                   End of period ..........................................................     $   386,001,140     $   421,618,267
                                                                                                ===================================

      See Notes to Financial Statements.


        CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003    11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.      Months Ended               For the Year Ended March 31,
                                                            September 30,  -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2003           2002          2001           2000
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....   $    1.00      $    1.00      $    1.00     $    1.00      $    1.00
                                                            --------------------------------------------------------------------
               Investment income -- net .................          --+           .01            .02           .03            .03
               Realized gain (loss) on investments -- net          --             --+            --+           --+            --+
                                                            --------------------------------------------------------------------
               Total from investment operations .........          --+           .01            .02           .03            .03
                                                            --------------------------------------------------------------------
               Less dividends and distributions:
                 Investment income -- net ...............          --++         (.01)          (.02)         (.03)          (.03)
                 Realized gain on investments -- net ....          --             --             --            --             --++
                                                            --------------------------------------------------------------------
               Total dividends and distributions ........          --++         (.01)          (.02)         (.03)          (.03)
                                                            --------------------------------------------------------------------
               Net asset value, end of period ...........   $    1.00      $    1.00      $    1.00     $    1.00      $    1.00
                                                            ====================================================================
               Total Investment Return ..................         .41%*          .79%          1.70%         3.34%          2.80%
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
               Expenses .................................         .70%*          .69%           .70%          .70%           .70%
                                                            ====================================================================
               Investment income -- net .................         .42%*          .78%          1.74%         3.28%          2.76%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .   $ 386,001      $ 421,618      $ 451,288     $ 525,563      $ 409,700
                                                            ====================================================================

*     Annualized.
+     Amount is less than $.01 per share.
++    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


12      CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed FAM $4,302 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


        CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003    13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


14      CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        CMA MASSACHUSETTS MUNICIPAL MONEY FUND          SEPTEMBER 30, 2003    15

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #11283 -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.